UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2022

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

91 Heartland Boulevard, Edgewood, New York 11717
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVUA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported, CPI Aerostructures, Inc. (the “Company”) is not current in its Securities and Exchange Commission (“SEC”) periodic reporting obligations (overdue Company SEC reports are referred to herein as the “Delayed Reports”). Companies that are not current in their SEC reporting obligations in accordance with the provisions of Rule 15c-11 (“Rule 15c2-11”) promulgated under the Securities Exchange Act of 1934, as amended, do not have current information publicly available, and do not meet the requirements for ongoing quoting of their securities on one of the public markets (the “OTC Markets”) operated by the OTC Markets Group. The Company does not expect that the Delayed Reports will be filed with the SEC by July 14, 2022, the end of Rule 15c2-11 15-day grace period for the Company to have current information publicly available. Accordingly, the Company’s common stock, which is currently quoted on the OTC Pink Limited Information market tier, will be designated for quoting on the OTC Markets Group’s “Expert Market” effective July 15, 2022.

The Expert Market is available for unsolicited quotes only, meaning broker-dealers may use the Expert Market to publish unsolicited quotes representing orders from certain retail and institutional investors who are not affiliates or insiders of the Company. Quotations in Expert Market securities are made available to broker-dealers, institutions, and other sophisticated investors.

The Company intends to become current in its SEC reporting obligations by filing the Delayed Reports as soon as practicable. The Company anticipates that after it becomes current in its SEC reporting obligations its common stock will be eligible to trade on an OTC Market through the filing of a Form 211 with the Financial Industry Regulatory Authority or reliance on OTC Market Group’s current information designations in lieu thereof. There can be no assurance that the Company’s common stock will be quoted on an OTC Market or any other market or exchange or when that may occur in the future.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections. Statements containing words such as “anticipates,” “expect,” “intends,” “will” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations and beliefs about the filing of the Delayed Reports and the Company’s anticipation that its common stock will be quoted on an OTC Market in the future. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the Company’s ability to complete and file the Delayed Reports; determinations of the OTC Markets Group; and the Company’s ability to locate a market maker to file a Form 211. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2022	CPI AEROSTRUCTURES, INC.

	By:	/s/ Andrew Davis
Andrew Davis
Chief Financial Officer